Exhibit 99.2

Cedar Fair and Six Flags Announce Senior Management Team That Will Lead Combined Company

Following Completion of Planned Merger of Equals

SANDUSKY, Ohio and ARLINGTON, Texas-(June 18, 2024)- Cedar Fair, L.P. (NYSE: FUN) (“Cedar Fair”) and Six Flags Entertainment Corporation (NYSE: SIX) (“Six Flags”), today announced the senior management team that will lead the combined company following the completion of their previously announced merger of equals (the “Mergers”).

As previously announced, upon closing of the transaction, Richard Zimmerman, President and Chief Executive Officer of Cedar Fair, will serve as President and Chief Executive Officer of the combined company and Selim Bassoul, President and Chief Executive Officer of Six Flags, will serve as Executive Chairman of the combined company’s Board of Directors.

After completion of the Mergers, the following leaders will report to Zimmerman in the combined company:

•	Tim Fisher, Chief Operating Officer (currently in same position at Cedar Fair)

•	Brian Witherow, Chief Financial Officer (currently in same position at Cedar Fair)

•	Brian Nurse, Chief Legal & Compliance Officer, and Corporate Secretary (currently in same position at Cedar Fair)

•	Christian Dieckmann, Chief Strategy Officer (currently in same position at Cedar Fair)

•	Gary Mick, Chief Integration Officer (currently Executive Vice President and Chief Financial Officer at Six Flags)

“We are fortunate to have a proven team of leaders who bring decades of park operating experience and significant expertise in integrating businesses and achieving synergy targets for the combined company,” said Zimmerman. “Their insights and complementary skill sets will be instrumental as we combine two of North America’s iconic amusement park companies and forge a new future together.”

The closing of the Mergers is expected to occur on July 1, 2024, subject to satisfaction or waiver of a number of conditions set forth in the merger agreement, including the satisfaction of regulatory conditions. Upon closing of the transaction, the combined company will operate under the name Six Flags Entertainment Corporation, trade under the ticker symbol “FUN” on the NYSE, and be structured as a C Corporation. The combined company will be headquartered in Charlotte, North Carolina, and will maintain significant finance and administrative operations in Sandusky, Ohio.

Cautionary Information Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Mergers and the timing thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the Mergers, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Mergers, including the possibility that any of the anticipated benefits of the Mergers will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Mergers; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others prior to the consummation of the Mergers; the inability to consummate the transaction due to the failure to satisfy other closing conditions; the potential adverse effects on the market price of either or both of Six Flags common stock or the Cedar Fair units; risks that the Mergers disrupt and/or harm current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse restrictions during the pendency of the Mergers that may impact Cedar Fair’s or Six Flags’ ability to pursue certain business opportunities and strategic transactions; potential adverse reactions or changes to business relationships resulting from the completion of the Mergers; legislative, regulatory, political and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Mergers that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the Merger; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, and subsequent reports on Forms 10-Q and 8-K; and those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on February 29, 2024, and subsequent reports on Forms 10-Q and 8-K (collectively, the “Reports”).

While the list of factors presented here is, and in the Reports are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Six Flags or Cedar Fair to achieve the goals for the Mergers may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. Neither Six Flags nor Cedar Fair assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication relates to the proposed Mergers between Cedar Fair and Six Flags. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Mergers or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

In connection with the Mergers, CopperSteel Holdco, Inc., (“Holdco”) filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which was declared effective on January 31, 2024. Holdco, Cedar Fair and Six Flags may also file other documents with the SEC regarding the Mergers. Investors and security holders are urged to read the registration statement regarding the Mergers and all other relevant documents that are filed or will be filed with the SEC carefully and in their entirety because they contain important information about the Mergers and related matters.

Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended from time to time, as well as other filings containing important information about Cedar Fair or Six Flags, without charge at the SEC’s Internet website (http://www.sec.gov). Investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC by Cedar Fair, Six Flags and Holdco through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Cedar Fair or Six Flags at the following:

Cedar Fair

Investor Contact: Michael Russell, 419.627.2233

Media Contact: Gary Rhodes, 704.249.6119

Alternate Media Contact: Andrew Siegel / Lucas Pers, Joele Frank, 212.355.4449

Six Flags

Evan Bertrand

Vice President, Investor Relations and Treasurer

+1-972-595-5180

investorrelations@sftp.com

The information included on, or accessible through, Cedar Fair’s or Six Flags’ website is not incorporated by reference into this communication.